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                                                                   EXHIBIT 99.3

                        BIOMAGNETIC TECHNOLOGIES, INC.
               UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined statements of operations for the year ended September 30, 1999 and the three months ended December 31, 1999, illustrate the effect of the merger as if it had occurred on October 1, 1998. There were material differences between the accounting policies of Biomagnetic Technologies, Inc. and Neuromag Oy (after converting Neuromag Oy financial statements from Finnish to U.S. GAAP) and, therefore, no conforming of accounting policy adjustments have been made to the pro forma financial statements. The unaudited pro forma combined statement of operations for the year ended September 30, 1999 includes the results of operations of Biomagnetic Technologies, Inc. for the year ended September 30, 1999 and the results of operations of Neuromag Oy for the year ended December 31, 1999.

The unaudited proforma combined statement of operations for the three months ended December 31, 1999 includes the results of operations of Biomagnetic Technologies, Inc. and Neuromag Oy for the same period.

The unaudited pro forma combined financial statements are presented for comparative purposes only and are not necessarily indicative of the combined results of operations of future periods or the results that actually would have been realized had Biomagnetic Technologies, Inc. and Neuromag Oy been a single entity during the periods presented.

The unaudited pro forma combined financial statements have been derived from the respective historical audited and unaudited consolidated financial statements of Biomagnetic Technologies, Inc. and Neuromag Oy and should be read in conjunction with such financial statements and the notes thereto that are incorporated herein by reference.

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                  BIOMAGNETIC TECHNOLOGIES, INC. AND NEUROMAG OY
              UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

                          YEAR ENDED SEPTEMBER 30, 1999

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                          (all amounts in U.S. dollars)

                                                            HISTORICAL      HISTORICAL       PRO FORMA       PRO FORMA
                                                            BTi             NEUROMAG OY      ADJUSTMENTS     COMBINED
                                                            ---------       -----------      -----------     ---------
REVENUES                                                      $  3,254       $  5,258        $      -        $  8,512
COST OF REVENUES                                                 3,224          3,408             313  (A)      6,945
                                                             ---------      ----------       -----------     ---------
   Gross margin                                                     30          1,850            (313)          1,567

OPERATING EXPENSES
  Research and development                                       3,729            605               -           4,334
  Marketing, general and administrative                          3,833            959           1,124  (B)      5,916
                                                             ---------      ----------       ----------      ---------
     Total operating expenses                                    7,562          1,564           1,124          10,250
                                                             ---------      ----------       ----------      ---------
OPERATING (LOSS) INCOME                                         (7,532)           286          (1,437)         (8,683)
                                                             ---------      ---------        ----------      ---------
INTEREST AND OTHER INCOME (EXPENSE), NET                            69           (14)            (950) (C)       (895)

(LOSS) INCOME BEFORE PROVISION FOR INCOME TAXES                 (7,463)          272           (2,387)         (9,578)
PROVISION FOR INCOME TAXES                                           1           181             (181) (D)          1
                                                             ---------      ----------       ----------      ---------
  Net (Loss) Income                                           $ (7,464)      $    91         $ (2,206)       $ (9,579)
                                                             ---------      ----------       ----------      ---------
                                                             ---------      ----------       ----------      ---------

NET LOSS PER SHARE:
  Basic and diluted                                           $   (.09)                                       $  (.11)
                                                             ==========                                      =========

WEIGHTED AVERAGE SHARES USED IN NET LOSS PER SHARE
 CALCULATION:
  Basic and diluted                                             83,367                                         83,367
                                                             ==========                                      =========

(A) To record royalty expense based on minimum guaranteed royalty commitment related to acquisition for $2,500 over eight years.
(B) To record goodwill amortization based on acquisition goodwill of $11,124 over ten years.
(C) To record interest expense based on $10,000 of loan proceeds used for acquisition of Neuromag shares.
(D) To remove Neuromag Oy's tax provision based on combined net loss position.

     See Notes to Unaudited Pro Forma Combined Statements of Operations.

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                  BIOMAGNETIC TECHNOLOGIES, INC. AND NEUROMAG OY
              UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

                       THREE MONTHS ENDED DECEMBER 31, 1999
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                           (all amounts in U.S. dollars)

                                                            HISTORICAL      HISTORICAL       PRO FORMA       PRO FORMA
                                                            BTi             NEUROMAG OY      ADJUSTMENTS     COMBINED
                                                            ---------       -----------      -----------     ---------
REVENUES                                                     $     278      $   2,025        $      -        $  2,303
COST OF REVENUES                                                   448          1,158              78  (A)      1,684
                                                             ---------      ----------       ----------      ---------
   Gross margin                                                  (170)            867             (78)            619

OPERATING EXPENSES
  Research and development                                         545            133               -             678
  Marketing, general and administrative                          1,073            206             281  (B)      1,560
                                                             ---------      ----------       ----------      ---------
     Total operating expenses                                    1,618            339             281  (B)      2,238
                                                             ---------      ----------       ----------      ---------
       (Loss) income from operations                            (1,788)           528            (359)         (1,619)
                                                             ---------      ----------       ----------      ---------

INTEREST AND OTHER INCOME (EXPENSE), NET                           67              29            (238) (C)       (142)
                                                             ---------      ----------      ---------        ---------

INCOME BEFORE (BENEFIT) PROVISION  FOR INCOME TAXES            (1,721)            557            (597)         (1,761)
PROVISION (BENEFIT) FOR INCOME TAXES                                -              91             (91) (D)          -
                                                             ---------      ----------       ---------       ---------
  Net (loss) income                                          $ (1,721)      $     466        $   (506)       $ (1,761)
                                                             ---------      ----------       ---------       ---------
                                                             ---------      ----------       ---------       ---------

NET LOSS PER SHARE:
  Basic and diluted                                          $   (.02)                                       $   (.02)
                                                             =========                                       =========

WEIGHTED AVERAGE SHARES USED IN NET LOSS PER SHARE
 CALCULATION:
  Basic and diluted                                            83,367                                          83,367
                                                             =========                                       =========

(A) To record royalty expense based on minimum guaranteed royalty commitment related to acquisition for $2,500 over eight years.
(B) To record goodwill amortization based on acquisition goodwill of $11,124 over ten years.
(C) To record interest expense based on $10,000 of loan proceeds used for acquisition of Neuromag shares.
(D)  To remove Neuromag Oy's tax provision based on combined net loss position.

     See Notes to Unaudited Pro Forma Combined Statements of Operations.

                  BIOMAGNETIC TECHNOLOGIES, INC. AND NEUROMAG OY
          NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

1.   BASIS OF PRESENTATION

The unaudited pro forma combined statements of operations for the year ended September 30, 1999 combine the historical statements of operations for Biomagnetic Technologies, Inc. for the year ended September 30, 1999 with the historical statements of operations of Neuromag Oy for the year ended December 31, 1999. For the three months ended December 31, 1999, the unaudited pro forma combined statements of operations combine the historical statements of operations for each company for the three months ended December 31, 1999. All unaudited pro forma combined statements of operations assume consummation of the merger as if it had occurred on October 1, 1998.

2.   INTERCOMPANY TRANSACTIONS

Biomagnetic Technologies, Inc. and Neuromag Oy had no intercompany transactions.

3.   ACQUISITION COSTS

The unaudited pro forma combined statements of operations exclude expenses related to the acquisition as they are nonrecurring in nature.